Exhibit 99.1

Tenon Medical, Inc. Announces Second Adjournment of Special Meeting of Stockholders

Meeting adjourned to Tuesday, January 30, 2024, at 1:30pm Pacific Time

LOS GATOS, CA / ACCESSWIRE / January 8, 2024 / Tenon Medical, Inc. (“Tenon” or the “Company”) (NASDAQ:TNON), a company transforming care for patients suffering with certain sacroiliac joint disorders, today announced that the January 8, 2024 Special Meeting of Stockholders was adjourned to January 30, 2024 at 1:30pm Pacific Time to provide additional time to obtain stockholders’ votes on Proposal 2, approval of an amendment of the Certificate of Incorporation. For additional information, please refer to the proxy statement previously filed by the Company with the Securities and Exchange Commission (“SEC”) on November 22, 2023.

Importantly, the record date for the stockholders to vote at the Special Meeting remains the close of business on November 9, 2023 (the "Record Date"). Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the Record Date can vote, even if they have subsequently sold their shares.

Tenon’s Board of Directors recommends you vote in support of Proposal 2. Since Proposal 2 requires an affirmative vote of a majority of the outstanding shares for passage, by not responding with your vote you are essentially opposing this proposal. Therefore, we urge our stockholders who have not yet executed their vote to please do so.

You may use one of the options below to ensure that your vote is promptly recorded in time for the Special Meeting:

▪	VOTE BY TOUCH-TONE PHONE: You may cast your vote by calling the toll-free number on the proxy card enclosed with the proxy materials previously mailed to you. Follow the instructions on your proxy card to cast your vote.

▪	VOTE VIA THE INTERNET: You may cast your vote by logging onto the website identified on the proxy card enclosed with the proxy materials previously mailed to you and by following the instructions on the screen.

▪	VOTE BY MAIL: You may cast your vote by mail by completing, signing, dating, and mailing the proxy card enclosed with the proxy material previously mailed to you in the prepaid postage return envelope also provided.

About Tenon Medical, Inc.

Tenon Medical, Inc., a medical device company formed in 2012, has developed The Catamaran® SI Joint Fusion System that offers a novel, less invasive approach to the SI joint using a single, robust titanium implant. The system features the Catamaran® Fixation Device which passes through both the axial and sagittal planes of the ilium and sacrum, stabilizing and transfixing the SI Joint along its longitudinal axis. The angle and trajectory of the Catamaran surgical approach is also designed to provide a pathway away from critical neural and vascular structures and into the strongest cortical bone. Since the national launch of the Catamaran SI Joint Fusion System in October 2022 Tenon is focused on three commercial opportunities with its System in the SI Joint market which includes: 1) Primary SI Joint procedures, 2) Revision procedures of failed SI Joint implants and 3) SI Joint fusion adjunct to a spine fusion construct. For more information, please visit https://www.tenonmed.com/.

The Tenon Medical logo, Tenon Medical and Catamaran are registered trademarks of Tenon Medical, Inc.

Forward Looking Statements

This press release contains "forward-looking statements," which are statements related to events, results, activities or developments that Tenon expects, believes or anticipates will or may occur in the future. Forward-looking often contains words such as "intends," "estimates," "anticipates," "hopes," "projects," "plans," "expects," "seek," "believes," "see," "should," "will," "would," "target," and similar expressions and the negative versions thereof. Such statements are based on Tenon's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances, and speak only as of the date made. Forward-looking statements are inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. For details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on file with the Securities and Exchange Commission at www.sec.gov, particularly the information contained in the section entitled "Risk Factors". We undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law.

IR Contact:

Shannon Devine / Rory Rumore

203-741-8811

MZ North America

tenon@mzgroup.us

SOURCE: Tenon Medical, Inc.

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